BROWN ADVISORY FUNDS

Brown Advisory Intermediate Income Fund
 (the “Fund”)

Supplement dated April 28, 2014
to the Summary Prospectus dated October 31, 2013

At a recent meeting of the Board of Trustees (“Board”) of Brown Advisory Funds (the “Trust”), the Board approved certain changes relating to the Fund.  In particular, the Board approved changes to the principal investment strategies of the Brown Advisory Intermediate Income Fund to reflect the Fund’s investments in (i) the Brown Advisory Mortgage Securities Fund, another investment company that is a series of the Trust, and (ii) municipal securities.

1.	Changes to the Brown Advisory Intermediate Income Fund (Effective on or about May 13, 2014)

The following replaces in its entirety the sections entitled “Fees and Expenses” and “Example” in order to reflect the estimated Acquired Fund Fees and Expenses associated with the Brown Advisory Intermediate Income Fund’s investments in other investment companies, including the Brown Advisory Mortgage Securities Fund:

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee (as a % of amount redeemed on shares held for 14 days or less)	1.00%	1.00%	1.00%
Exchange Fee (as a % of amount exchanged on shares held for 14 days or less)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%	0.30%
Distribution (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.05%	0.05%
Other Expenses(1)	0.18%	0.18%	0.18%
Acquired Fund Fees and Expenses(2)	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.62%	0.67%	0.92%
Fee Waiver	-0.07%	-0.07%	-0.07%
Total Annual Fund Operating Expenses after Fee Waiver(3)	0.55%	0.60%	0.85%
(1)
“Other Expenses” have been restated to reflect the current expenses of the Fund following the reorganization of the Brown Advisory Intermediate Income Fund (the “Predecessor Fund”) into the Fund on October 19, 2012.

(2)
Acquired Fund Fees and Expenses are indirect fees and expenses that a Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.  The Acquired Fund Fees and Expenses are estimated for the current fiscal year.  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(3)
The Adviser has contractually agreed to waive all or any portion of the advisory fee that would otherwise be paid by the Fund to the Adviser in an amount equal to the separate advisory fee indirectly paid by the Fund to the Brown Advisory Mortgage Securities Fund.  The contractual waiver may be changed or eliminated at any time by the Board of Trustees, on behalf of the Fund, upon 60 days written notice to the Adviser. The contractual waivers may not be terminated by the Adviser without the consent of the Board of Trustees.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$56	$176	$307	$689
Investor Shares	$61	$192	$335	$750
Advisor Shares	$87	$271	$471	$1,049

The following replaces in its entirety the section entitled “Principal Investment Strategies” in order to reflect the Brown Advisory Intermediate Income Fund’s investments in (i) the Brown Advisory Mortgage Securities Fund and (ii) municipal securities:

Principal Investment Strategy
Under normal conditions, Brown Advisory, LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus borrowings for investment purposes) in fixed income securities such as U.S Government securities, corporate fixed income securities, mortgage-backed and asset-backed securities.  The fixed income securities in which the Fund may invest may also include municipal securities issued by states, U.S. territories, and possessions, general obligation securities and revenue securities.  The foregoing may include municipal lease obligations and insured municipal securities.  The Fund may also invest in other investment companies that invest in similar fixed income securities and the Fund may count such holdings towards the Fund’s 80% investment policy.

The Fund invests in fixed income securities that primarily have a maturity that is between 1 and 10 years and are rated in the top four rating categories of a Nationally Recognized Statistical Rating Organization, or unrated and deemed to be of comparable quality by the Adviser.  Under normal circumstances, the Fund’s portfolio will have an average dollar weighted maturity between 3 and 10 years and an average duration of 2 to 5 years.  Duration is a measurement of interest rate sensitivity.

The Adviser may sell a fixed income security or reduce its position if:

•	Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio;
•	The security subsequently fails to meet the investment criteria;
•	A more attractive security is found; or
•	The Adviser believes that the security has reached its appreciation potential.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents.

The following is added to the section entitled “Principal Investment Risks” in order to reflect the risks associated with the Brown Advisory Intermediate Income Fund’s investments in (i) the Brown Advisory Mortgage Securities Fund and (ii) securities the interest from which is exempt from federal income tax:

• Investments in Other Investment Companies Risk.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies (principally, money market funds) in which the Fund invests. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

• Municipal Securities Risk. Changes in economic, business or political conditions relating to a particular state, or states, or type of projects may have a disproportionate impact on the Fund. Municipalities continue to experience difficulties in the current economic and political environment. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints.  Municipal obligations that the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year’s lease payments, then the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.  The repayment of principal and interest on some of the municipal securities in which the Fund may invest may be guaranteed or insured by a monoline insurance company or other financial institution. If a company insuring municipal securities in which the Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate.  The Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

Investors should retain this supplement for future reference.